UBS Investment Bank

Fixed Bid Stratification

(DELCODE in ('BID,CMT,OWN,SVC')); 15YR ; AF15JAN; CURRRATE le 5.75

Pool Summary	COUNT	UPB	%
Conforming	18	$2,948,983.07	2.74%
Non-Conforming	198	104,495,827.15	97.26
Total:	216	$107,444,810.22	100.00%

Data as of Date: 2004-01-01
AVG UPB: $497,429.68
GROSS WAC: 5.4012%
NET WAC: 5.151%
% SF/PUD: 91.82%
% FULL/ALT: 33.51%
% CASHOUT: 34.23%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 58.79%
% FICO > 679: 59.67%
% NO FICO: 0.00%
WA FICO: 696
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 0.47%
CALIFORNIA %: 40.93%
Latest Maturity Date: 20190101
Loans with Prepay Penalties: 0.47%

Product Type	COUNT	UPB	%
15 YR FXD	216	$107,444,810.22	100.00%
Total:	216	$107,444,810.22	100.00%

Original Balance	COUNT	UPB	%
$50,000.01 - $100,000.00	3	$230,834.06	0.21%
$100,000.01 - $150,000.00	7	828,314.97	0.77
$150,000.01 - $200,000.00	3	555,260.66	0.52
$200,000.01 - $250,000.00	2	434,201.29	0.40
$250,000.01 - $300,000.00	1	255,682.01	0.24
$300,000.01 - $350,000.00	25	8,384,568.36	7.80
$350,000.01 - $400,000.00	44	16,678,703.86	15.52
$400,000.01 - $450,000.00	32	13,687,297.78	12.74
$450,000.01 - $500,000.00	27	12,647,376.60	11.77
$500,000.01 - $550,000.00	20	10,470,111.29	9.74
$550,000.01 - $600,000.00	11	6,256,032.71	5.82
$600,000.01 - $650,000.00	12	7,604,360.63	7.08
$700,000.01 - $750,000.00	3	2,198,865.57	2.05
$750,000.01 - $800,000.00	3	2,325,785.76	2.16
$800,000.01 - $850,000.00	2	1,673,572.92	1.56
$850,000.01 - $900,000.00	3	2,603,625.05	2.42
$900,000.01 - $950,000.00	1	917,493.47	0.85
$950,000.01 - $1,000,000.00	8	7,862,658.17	7.32
$1,000,000.01 >=	9	11,830,065.06	11.01
Total:	216	$107,444,810.22	100.00%
Minimum: $60,000.00
Maximum: $2,240,000.00
Average: $502,222.23

Unpaid Balance	COUNT	UPB	%
$50,000.01 - $100,000.00	3	$230,834.06	0.21%
$100,000.01 - $150,000.00	7	828,314.97	0.77
$150,000.01 - $200,000.00	3	555,260.66	0.52
$200,000.01 - $250,000.00	2	434,201.29	0.40
$250,000.01 - $300,000.00	1	255,682.01	0.24
$300,000.01 - $350,000.00	28	9,426,997.20	8.77
$350,000.01 - $400,000.00	41	15,636,275.02	14.55
$400,000.01 - $450,000.00	35	15,017,417.18	13.98
$450,000.01 - $500,000.00	25	11,813,898.95	11.00
$500,000.01 - $550,000.00	21	11,062,366.74	10.30
$550,000.01 - $600,000.00	9	5,167,135.51	4.81
$600,000.01 - $650,000.00	12	7,604,360.63	7.08
$700,000.01 - $750,000.00	3	2,198,865.57	2.05
$750,000.01 - $800,000.00	3	2,325,785.76	2.16
$800,000.01 - $850,000.00	2	1,673,572.92	1.56
$850,000.01 - $900,000.00	3	2,603,625.05	2.42
$900,000.01 - $950,000.00	1	917,493.47	0.85
$950,000.01 - $1,000,000.00	8	7,862,658.17	7.32
$1,000,000.01 >=	9	11,830,065.06	11.01
Total:	216	$107,444,810.22	100.00%
Minimum: $59,577.49
Maximum: $2,207,969.31
Average: $497,429.68

Gross Rate	COUNT	UPB	%
4.251% - 4.500%	2	$1,101,094.30	1.02%
4.501% - 4.750%	1	466,402.11	0.43
4.751% - 5.000%	26	12,252,415.26	11.40
5.001% - 5.250%	44	25,229,966.20	23.48
5.251% - 5.500%	72	33,756,008.08	31.42
5.501% - 5.750%	71	34,638,924.27	32.24
Total:	216	$107,444,810.22	100.00%
Minimum: 4.500%
Maximum: 5.750%
Weighted Average: 5.401%

Net Rate	COUNT	UPB	%
4.001% - 4.250%	2	$1,101,094.30	1.02%
4.251% - 4.500%	1	466,402.11	0.43
4.501% - 4.750%	26	12,252,415.26	11.40
4.751% - 5.000%	44	25,229,966.20	23.48
5.001% - 5.250%	72	33,756,008.08	31.42
5.251% - 5.500%	71	34,638,924.27	32.24
Total:	216	$107,444,810.22	100.00%
Minimum: 4.250%
Maximum: 5.500%
Weighted Average: 5.151%

Original Term to Maturity	COUNT	UPB	%
121 - 180	216	$107,444,810.22	100.00%
Total:	216	$107,444,810.22	100.00%
Minimum: 180
Maximum: 180
Weighted Average: 180

Remaining Term to Stated Maturity	COUNT	UPB	%
121 - 180	216	$107,444,810.22	100.00%
Total:	216	$107,444,810.22	100.00%
Minimum: 171
Maximum: 180
Weighted Average: 177

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas\FINAL\CasMaster_gc2.cas

Jan 7, 2004 10:11

UBS Investment Bank

Fixed Bid Stratification

(DELCODE in ('BID,CMT,OWN,SVC')); 15YR ; AF15JAN; CURRRATE le 5.75

Seasoning	COUNT	UPB	%
<= 0	5	$2,176,040.00	2.03%
1 - 1	25	11,494,850.00	10.70
2 - 2	44	19,237,384.81	17.90
3 - 3	46	22,643,138.72	21.07
4 - 4	46	23,788,123.06	22.14
5 - 5	31	18,530,597.86	17.25
6 - 6	10	5,580,726.21	5.19
7 - 12	9	3,993,949.56	3.72
Total:	216	$107,444,810.22	100.00%
Minimum: 0
Maximum: 9
Weighted Average: 3

FICO Scores	COUNT	UPB	%
570 - 579	1	$533,968.71	0.50%
610 - 619	1	464,587.72	0.43
620 - 629	7	3,066,942.10	2.85
630 - 639	8	3,441,813.83	3.20
640 - 649	13	6,085,485.32	5.66
650 - 659	26	12,637,987.21	11.76
660 - 669	16	7,442,678.97	6.93
670 - 679	20	9,657,279.56	8.99
680 - 689	18	11,559,431.18	10.76
690 - 699	21	11,437,359.51	10.64
700 - 709	8	4,048,054.92	3.77
710 - 719	10	6,044,898.91	5.63
720 - 729	11	5,858,887.01	5.45
730 - 739	9	3,999,873.53	3.72
740 - 749	10	5,364,060.28	4.99
750 - 759	6	2,052,685.16	1.91
760 - 769	7	4,165,214.42	3.88
770 - 779	9	2,620,824.58	2.44
780 - 789	10	4,534,524.61	4.22
790 - 799	2	1,072,987.04	1.00
800 - 809	3	1,355,265.65	1.26
Total:	216	$107,444,810.22	100.00%
Minimum: 572
Maximum: 806
Weighted Average: 696

Loan To Value Ratio	COUNT	UPB	%
10.001% - 15.000%	1	$553,816.04	0.52%
15.001% - 20.000%	2	889,000.00	0.83
20.001% - 25.000%	3	2,199,578.15	2.05
25.001% - 30.000%	4	2,973,347.66	2.77
30.001% - 35.000%	9	4,482,152.52	4.17
35.001% - 40.000%	9	4,723,041.86	4.40
40.001% - 45.000%	11	5,116,285.10	4.76
45.001% - 50.000%	15	6,787,480.74	6.32
50.001% - 55.000%	21	11,751,016.26	10.94
55.001% - 60.000%	23	10,616,574.66	9.88
60.001% - 65.000%	28	14,467,946.96	13.47
65.001% - 70.000%	30	14,549,222.03	13.54
70.001% - 75.000%	25	13,208,563.98	12.29
75.001% - 80.000%	32	14,260,691.73	13.27
85.001% - 90.000%	3	866,092.53	0.81
Total:	216	$107,444,810.22	100.00%
Minimum: 12.68%
Maximum: 90.00%
Weighted Average: 58.79%

Combined Loan To Value Ratio	COUNT	UPB	%
10.001% - 15.000%	1	$553,816.04	0.52%
15.001% - 20.000%	2	889,000.00	0.83
20.001% - 25.000%	3	2,199,578.15	2.05
25.001% - 30.000%	3	2,363,373.80	2.20
30.001% - 35.000%	7	3,638,819.32	3.39
35.001% - 40.000%	10	5,041,375.06	4.69
40.001% - 45.000%	12	5,726,258.96	5.33
45.001% - 50.000%	14	5,791,030.56	5.39
50.001% - 55.000%	20	11,123,099.43	10.35
55.001% - 60.000%	24	11,244,491.49	10.47
60.001% - 65.000%	26	13,418,468.64	12.49
65.001% - 70.000%	28	13,716,107.28	12.77
70.001% - 75.000%	23	11,931,163.25	11.10
75.001% - 80.000%	36	17,097,383.27	15.91
80.001% - 85.000%	2	1,017,478.32	0.95
85.001% - 90.000%	4	1,248,366.65	1.16
125.001% >=	1	445,000.00	0.41
Total:	216	$107,444,810.22	100.00%
Minimum: 12.68%
Maximum: 143.18%
Weighted Average: 60.06%

DTI	COUNT	UPB	%
<= 0.000%	77	$38,328,818.57	35.67%
1.001% - 6.000%	2	835,213.75	0.78
6.001% - 11.000%	4	3,965,162.98	3.69
11.001% - 16.000%	5	2,333,576.53	2.17
16.001% - 21.000%	6	2,825,390.41	2.63
21.001% - 26.000%	15	6,773,131.95	6.30
26.001% - 31.000%	28	12,108,029.62	11.27
31.001% - 36.000%	20	8,835,006.73	8.22
36.001% - 41.000%	30	15,135,230.44	14.09
41.001% - 46.000%	9	5,447,549.33	5.07
46.001% - 51.000%	9	3,846,747.62	3.58
51.001% - 56.000%	2	1,366,017.63	1.27
56.001% - 61.000%	2	1,526,319.81	1.42
61.001% - 66.000%	2	1,467,486.90	1.37
71.001% - 76.000%	2	1,010,151.07	0.94
76.001% - 81.000%	2	1,455,476.88	1.35
86.001% - 91.000%	1	185,500.00	0.17
Total:	216	$107,444,810.22	100.00%
Minimum: 0.000%
Maximum: 89.000%
Weighted Average: 34.495%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas\FINAL\CasMaster_gc2.cas

Jan 7, 2004 10:11

UBS Investment Bank

Fixed Bid Stratification

(DELCODE in ('BID,CMT,OWN,SVC')); 15YR ; AF15JAN; CURRRATE le 5.75

Geographic Concentration	COUNT	UPB	%
California	93	$43,973,824.61	40.93%
New York	21	10,385,440.97	9.67
New Jersey	18	9,374,443.83	8.72
Massachusetts	8	5,350,018.82	4.98
Texas	11	5,154,658.71	4.80
Nevada	5	3,893,809.45	3.62
Illinois	7	3,430,715.97	3.19
Virginia	6	3,383,218.41	3.15
Maryland	4	2,738,036.64	2.55
Colorado	3	2,125,061.08	1.98
Florida	3	1,572,112.74	1.46
Pennsylvania	4	1,157,982.30	1.08
Washington	3	1,154,524.39	1.07
Connecticut	2	878,734.51	0.82
Missouri	2	876,748.21	0.82
Tennessee	2	836,094.17	0.78
Mississippi	2	831,921.98	0.77
Idaho	1	768,695.71	0.72
Georgia	2	666,980.71	0.62
District Of Columbia	1	448,402.59	0.42
Minnesota	1	438,435.54	0.41
Vermont	1	386,959.89	0.36
Oregon	1	345,509.97	0.32
South Carolina	1	339,804.68	0.32
Louisiana	1	145,000.00	0.13
Total:	216	$107,444,810.22	100.00%

North-South CA	COUNT	UPB	%
States Not CA	123	$63,470,985.61	59.07%
South CA	68	32,737,036.96	30.47
North CA	25	11,236,787.65	10.46
Total:	216	$107,444,810.22	100.00%

Zip Code Concentration	COUNT	UPB	%
89052	2	$2,542,020.01	2.37%
90210	2	1,682,997.95	1.57
91208	3	1,461,497.34	1.36
10583	1	1,415,958.87	1.32
92024	2	1,391,941.94	1.30
Other	206	98,950,394.11	92.09
Total:	216	$107,444,810.22	100.00%

Loan Purpose	COUNT	UPB	%
Rate & Term Refi	108	$55,113,702.19	51.29%
Cash Out Refi	81	36,783,646.93	34.23
Purchase	27	15,547,461.10	14.47
Total:	216	$107,444,810.22	100.00%

Document Type	COUNT	UPB	%
Reduced	105	$56,275,184.85	52.38%
Full	51	27,964,813.85	26.03
Alternate	18	8,037,066.58	7.48
Streamline	15	7,024,161.97	6.54
No Income No Asset	14	5,164,717.02	4.81
Stated Income Full Asset	8	1,918,680.51	1.79
1 Paystub/Assets Verified	3	731,356.88	0.68
No Doc	1	224,201.29	0.21
Stated Doc	1	104,627.27	0.10
Total:	216	$107,444,810.22	100.00%

Property Type	COUNT	UPB	%
Single Family	156	$76,436,249.16	71.14%
Pud	41	22,217,283.56	20.68
Condomimium	12	6,827,215.32	6.35
Two Family	4	1,085,638.15	1.01
Three Family	1	518,114.75	0.48
Four Family	1	255,682.01	0.24
Low Rise Condo (2-4 floors)	1	104,627.27	0.10
Total:	216	$107,444,810.22	100.00%

Occupancy	COUNT	UPB	%
Owner Occupied	187	$93,667,469.81	87.18%
Second Home	17	9,449,011.05	8.79
Investor Occupied	12	4,328,329.36	4.03
Total:	216	$107,444,810.22	100.00%

Prepayment Penalty (Months)	COUNT	UPB	%
0.000	214	$106,940,561.95	99.53%
36.000	1	132,293.69	0.12
60.000	1	371,954.58	0.35
Total:	216	$107,444,810.22	100.00%
wa Term: 0.252

Balloon Flag	COUNT	UPB	%
Not a Balloon Loan	216	$107,444,810.22	100.00%
Total:	216	$107,444,810.22	100.00%

Silent 2nd	COUNT	UPB	%
N	208	$105,940,704.19	98.60%
Y	2	763,333.20	0.71
	6	740,772.83	0.69
Total:	216	$107,444,810.22	100.00%

Lien Position	COUNT	UPB	%
1	216	$107,444,810.22	100.00%
Total:	216	$107,444,810.22	100.00%

Mortgage Ins.	COUNT	UPB	%
Foremost	1	$132,293.69	0.12%
Triad Guaranty Insurance Co.	1	374,257.13	0.35
United Guaranty	1	359,541.71	0.33
LTV <=80	213	106,578,717.69	99.19
Total:	216	$107,444,810.22	100.00%
% LTV > 80 NO MI: 0.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas\FINAL\CasMaster_gc2.cas

Jan 7, 2004 10:11